Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

December 31, 2006

Supplemental Financial Information

December 31, 2006

TABLE OF CONTENTS

PAGE
CORPORATE INFORMATION
The Company	3
Board of Directors	4
Officers	5
Equity Research Coverage	6

FINANCIAL HIGHLIGHTS
Supplemental Financial Data	7
Consolidated Statements of Operations	8
Consolidated Balance Sheets	9
Discontinued Operations	10
Investment in the Hotel del Coronado	11
Non-GAAP Financial Measures	12
Reconciliation of Net (Loss) Income Available to Common Shareholders to EBITDA, Adjusted EBITDA and Comparable EBITDA	13
Reconciliation of Net (Loss) Income Available to Common Shareholders to
Funds From Operations (FFO), FFO—Fully Converted and Comparable FFO	14
Debt Summary	15

PORTFOLIO DATA
Portfolio at December 31, 2006	16
Seasonality by Geographic Region	17
Operating Statistics by Geographic Region	18-19
Selected Financial and Operating Information by Property	20-25
Reconciliation of Property EBITDA to EBITDA	26

2007 GUIDANCE
2007 Guidance	27

Supplemental Financial Information

December 31, 2006

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc., formerly known as Strategic Hotel Capital, Inc., is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 10,000 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

54

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

December 31, 2006

Board of Directors

William A. Prezant

Chairman of the Board and Corporate Governance and Nominating Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

John C. Deterding

Director and Chairman of the Executive Committee

David M.C. Michels

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

James A. Jeffs

Director

Supplemental Financial Information

December 31, 2006

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President and Controller (Principal Accounting Officer)

Robert T. McAllister

Senior Vice President — Tax

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

Ryan M. Bowie

Vice President and Treasurer

Michael A. Dalton

Vice President — Design

Thomas G. Healy

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Paula C. Maggio

Vice President, Secretary and General Counsel

Michael E. Nelson

Vice President — Asset Management

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Supplemental Financial Information

December 31, 2006

Equity Research Coverage

Firm	Analyst	Telephone
A.G. Edwards & Sons	Jeffrey Randall	(314) 955-2947

Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Calyon Securities	Smedes Rose	(212) 408-5649

Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Raymond James & Associates	William Crow	(727) 567-2594

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

December 31, 2006

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	Three Months Ended December 31, 2006		Year Ended December 31, 2006
	Actual	Range	Actual	Range
Results vs. Previous Guidance
North American same store Total RevPAR growth	9.6%	3.0% - 5.0%	7.9%	7.0% - 8.5%
North American same store RevPAR growth	12.3%	7.0% - 9.0%	9.4%	9.0% - 10.5%
Total North American Total RevPAR growth	8.6%	3.5% - 5.5%	9.1%	7.5% - 9.0%
Total North American RevPAR growth	11.9%	9.0% - 11.0%	10.7%	9.5% - 11.0%
Comparable EBITDA	$55.8	$53.1 - 55.6	$197.7	$195.2 -197.7
Comparable FFO per weighted-average fully converted shares and units outstanding	$0.30	$0.26 -0.29	$1.41	$1.36 - 1.40

			December 31, 2006
			Pro Rata Share	Consolidated
Capitalization
Common shares outstanding			75,407	75,407
Operating partnership units outstanding			976	976
Stock options outstanding			670	670
Restricted stock units outstanding			879	879

Combined shares and units outstanding			77,932	77,932
Common stock price at end of period			$21.79	$21.79

Common equity capitalization			$1,698,138	$1,698,138
Preferred equity capitalization			358,750	358,750
Consolidated debt			1,557,865	1,557,865
Pro rata share of unconsolidated debt			288,289	—
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)			(31,650)	—
Cash and cash equivalents			(86,462)	(86,462)

Total enterprise value			$3,784,930	$3,528,291

Dividends Per Share
Common dividends declared (holders of record on each of March 31, June 30, September 29, and December 26, 2006)				$0.23

Preferred Series A dividends declared (holders of record on each of March 15, and June 20, September 19, and December 15, 2006)				$0.53125

Preferred Series B dividends declared (holders of record on March 15, 2006)				$0.34375

Preferred Series B dividends declared (holders of record on June 20, September 19, and December 15, 2006)				$0.51563

Preferred Series C dividends declared (holders of record on June 20, 2006)				$0.24635

Preferred Series C dividends declared (holders of record on September 19, and December 15, 2006)				$0.51563

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Revenues:
Rooms	$122,247	$60,193	$381,019	$224,850
Food and beverage	88,505	43,877	244,022	144,860
Other hotel operating revenue	27,247	12,356	74,075	43,045

	237,999	116,426	699,116	412,755
Lease revenue	4,550	3,294	20,257	16,787

Total revenues	242,549	119,720	719,373	429,542

Operating Costs and Expenses:
Rooms	31,260	15,535	95,161	54,493
Food and beverage	60,537	29,862	170,141	100,689
Other departmental expenses	61,711	33,516	181,495	114,005
Management fees	10,485	3,058	26,774	13,865
Other hotel expenses	17,516	6,821	47,659	25,024
Lease expense	3,265	3,210	13,682	13,178
Depreciation and amortization	25,778	12,013	75,135	43,753
Corporate expenses	7,030	6,237	25,383	21,023

Total operating costs and expenses	217,582	110,252	635,430	386,030

Operating income	24,967	9,468	83,943	43,512

Interest expense	(20,800)	(7,843)	(51,111)	(33,047)
Interest income	999	942	4,263	2,005
Loss on early extinguishment of debt	(2,150)	(6,540)	(2,150)	(6,540)
Equity in (losses) earnings of joint ventures	(1,320)	503	(1,066)	2,818
Other income, net	712	1,195	4,400	5,541

Income (loss) before income taxes, minority interests and discontinued operations	2,408	(2,275)	38,279	14,289
Income tax expense	(563)	(39)	(3,320)	(2,401)
Minority interest (expense) income in SHR’s operating partnership	(9)	368	(703)	(2,937)
Minority interest expense in consolidated affiliates	(32)	—	(763)	—

Income (loss) from continuing operations	1,804	(1,946)	33,493	8,951
(Loss) income from discontinued operations, net of tax and minority interests	(468)	18,077	86,636	21,309

Net income	1,336	16,131	120,129	30,260
Preferred shareholder dividends	(7,462)	(2,125)	(24,543)	(6,753)

Net (loss) income available to common shareholders	$(6,126)	$14,006	$95,586	$23,507

Basic (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.07)	$(0.09)	$0.13	$0.06
(Loss) income from discontinued operations per share	(0.01)	0.41	1.27	0.60

Net (loss) income available to common shareholders per share	$(0.08)	$0.32	$1.40	$0.66

Weighted-average common shares outstanding	75,713	44,086	68,286	35,376

Diluted (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.07)	$(0.09)	$0.13	$0.06
(Loss) income from discontinued operations per share	(0.01)	0.41	1.26	0.60

Net (loss) income available to common shareholders per share	$(0.08)	$0.32	$1.39	$0.66

Weighted-average common shares outstanding	75,713	44,086	68,569	35,577

Supplemental Financial Information

December 31, 2006

Consolidated Balance Sheets

(in thousands, except share data)

	Years Ended December 31,
	2006	2005
Assets
Property and equipment	$2,644,120	$1,300,250
Less accumulated depreciation	(268,991)	(217,695)

Net property and equipment	2,375,129	1,082,555

Goodwill	421,516	66,656
Intangible assets (net of accumulated amortization of $3,166 and $1,340, respectively)	45,793	2,129
Investment in joint ventures	71,349	15,533
Cash and cash equivalents	86,462	65,017
Restricted cash and cash equivalents	73,400	32,115
Accounts receivable (net of allowance for doubtful accounts of $809 and $427, respectively)	70,282	31,286
Deferred financing costs (net of accumulated amortization of $2,194 and $969, respectively)	10,701	7,544
Deferred tax assets	43,555	35,594
Other assets	57,522	84,093
Insurance recoveries receivable	—	25,588

Total assets	$3,255,709	$1,448,110

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,442,865	$633,380
Bank credit facility	115,000	26,000
Accounts payable and accrued expenses	186,293	85,247
Distributions payable	18,175	11,531
Deferred tax liabilities	24,390	5,239
Deferred gain on sale of hotels	107,474	99,970
Insurance proceeds received in excess of insurance recoveries receivable	20,794	—

Total liabilities	1,914,991	861,367
Minority interests in SHR’s operating partnership	12,463	76,030
Minority interests in consolidated affiliates	10,965	11,616

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	—
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,406,727 and 43,878,273 common shares issued and outstanding, respectively)	753	439
Additional paid-in capital	1,224,400	688,250
Deferred compensation	—	(1,916)
Accumulated deficit	(265,435)	(294,755)
Accumulated other comprehensive income	10,304	9,526

Total shareholders’ equity	1,317,290	499,097

Total liabilities and shareholders’ equity	$3,255,709	$1,448,110

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Discontinued Operations

The results of operations of hotels sold or held for sale have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On October 7, 2005, we sold the Marriott Schaumburg located in Chicago, Illinois for $21.5 million. On October 27, 2005, we sold the Embassy Suites Lake Buena Vista located in Orlando, Florida for $54.8 million. On July 14, 2006, we sold the Marriott Rancho Las Palmas for $54.8 million. On September 7, 2006, we sold the Hilton Burbank Airport and Convention Center for $123.3 million. The following is a summary of (loss) income from discontinued operations for the three months and years ended December 31, 2006 and 2005 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Hotel operating revenues	$—	$20,061	$42,822	$88,458

Operating costs and expenses	68	16,785	42,655	69,958
Depreciation and amortization	—	1,555	2,535	8,853

Total operating costs and expenses	68	18,340	45,190	78,811

Operating (loss) income	(68)	1,721	(2,368)	9,647

Interest expense	63	(999)	(1,855)	(4,702)
Interest income	—	52	131	128
Loss on early extinguishment of debt	(63)	(1,575)	(1,000)	(1,575)
Other expenses, net	—	(2)	—	(35)
Income tax benefit	—	1,103	3,981	1,103
(Loss) gain on sale	(407)	21,202	88,871	21,202
Minority interest income (expense)	7	(3,425)	(1,124)	(4,459)

(Loss) income from discontinued operations	$(468)	$18,077	$86,636	$21,309

Supplemental Financial Information

December 31, 2006

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006 we purchased a 45% interest in joint ventures that own the Hotel del Coronado and the adjacent land parcel under development. We account for this investment using the equity method of accounting. Our equity in losses of the joint ventures amounted to $1.3 million for the three months ended December 31, 2006 and $1.8 million for the period from January 9, 2006 to December 31, 2006. As of December 31, 2006 our investment in the ventures totaled $68.2 million. The following are summary statements of operations, balance sheet and debt of the joint ventures:

	Three Months Ended December 31,	Period from January 9, to December 31,
	2006	2006
Total revenues	$31,221	$132,480

Expenses:
Property and other costs	20,624	80,406
Depreciation and amortization	3,038	11,447
Interest expense	11,401	43,809
Other expense, net	613	2,143
Income tax (benefit) expense	(500)	400

Total expenses	35,176	138,205

Net loss	$(3,955)	$(5,725)

	December 31, 2006
Property and equipment, net	$313,813
Intangible assets, net	49,353
Goodwill	23,401
Condominium hotel development project	41,430
Cash and cash equivalents	7,053
Restricted cash and cash equivalents	5,409
Other assets	21,344

Total assets	$461,803

Mortgage and other debt	$616,000
Construction loan	24,643
Other liabilities	30,738

Total liabilities	671,381

Total partners’ deficit	(209,578)

Total liabilities and partners’ deficit	$461,803

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	7.43%	208 bp	$610,000	January 2008	(a)
Revolving Credit Facility	7.85%	250 bp	6,000	January 2008	(a)
Construction Loan	7.85%	250 bp	24,643	February 2008	(b)

			$640,643

(a)	The joint venture has an option to extend the maturity date to January 2011.
(b)	The joint venture has an option to extend the maturity date to February 2009.

Cap	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

December 31, 2006

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Converted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Converted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO- Fully Converted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Converted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net (loss) income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Converted, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation on a fully converted basis.

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Reconciliation of Net (Loss) Income Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Net (loss) income available to common shareholders	$(6,126)	$14,006	$95,586	$23,507
Depreciation and amortization - continuing operations	25,778	12,013	75,135	43,753
Depreciation and amortization - discontinued operations	—	1,555	2,535	8,853
Interest expense - continuing operations	20,800	7,843	51,111	33,047
Interest expense - discontinued operations	(63)	999	1,855	4,702
Income taxes - continuing operations	563	39	3,320	2,401
Income taxes - discontinued operations	—	(1,103)	(3,981)	(1,103)
Minority interests	3	3,057	1,827	7,396
Adjustments from consolidated affiliates	(1,014)	—	(4,310)	—
Adjustments from unconsolidated affiliates	5,912	1,031	27,431	4,166
Preferred shareholder dividends	7,462	2,125	24,543	6,753

EBITDA (a)	53,315	41,565	275,052	133,475
Realized portion of deferred gain on sale leasebacks	(1,189)	(1,061)	(4,405)	(4,355)

Adjusted EBITDA (a)	52,126	40,504	270,647	129,120

Loss (gain) on sale of assets - discontinued operations	407	(21,202)	(88,871)	(21,202)
Gain on sale of assets - continuing operations	—	—	(48)	(42)
Termination costs - discontinued operations	67	—	9,851	—
Planning costs - New Orleans Jazz District	950	—	3,005	—
Loss on early extinguishment of debt - continuing operations	2,150	6,540	2,150	6,540
Loss on early extinguishment of debt - discontinued operations	63	1,575	1,000	1,575

Comparable EBITDA	$55,763	$27,417	$197,734	$115,991

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•

(Loss) gain on sale of assets from discontinued operations amounted to $(407) and $21,202 for the three months ended December 31, 2006 and 2005, respectively and $88,871 and $21,202 for the years ended December 31, 2006 and 2005, respectively.

•	Gain on sale of assets from continuing operations amounted to $48 and $42 for the years ended December 31, 2006 and 2005, respectively.

•

Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $67 and $9,851 for the three months and year ended December 31, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $950 and $3,005 for the three months and year ended December 31, 2006, respectively.

•

Loss on early extinguishment of debt from continuing operations amounted to $2,150 and $6,540 for the three months ended December 31, 2006 and 2005, respectively and $2,150 and $6,540 for the years ended December 31, 2006 and 2005, respectively.

•

Loss on early extinguishment of debt from discontinued operations amounted to $63 and $1,575 for the three months ended December 31, 2006 and 2005, respectively and $1,000 and $1,575 for the years ended December 31, 2006 and 2005, respectively.

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Reconciliation of Net (Loss) Income Available to Common Shareholders to

Funds From Operations (FFO), FFO—Fully Converted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2006	2005	2006	2005
Net (loss) income available to common shareholders	$(6,126)	$14,006	$95,586	$23,507
Depreciation and amortization - continuing operations	25,778	12,013	75,135	43,753
Depreciation and amortization - discontinued operations	—	1,555	2,535	8,853
Gain on sale of assets - continuing operations	—	—	(48)	(42)
Gain on sale of assets - discontinued operations	407	(21,202)	(88,871)	(21,202)
Realized portion of deferred gain on sale leasebacks	(1,189)	(1,061)	(4,405)	(4,355)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	339	312	1,320	1,307
Minority interests adjustments	(353)	(2,244)	(1,761)	(10,546)
Adjustments from consolidated affiliates	(494)	—	(2,196)	—
Adjustments from unconsolidated affiliates	1,536	522	6,446	2,096

FFO (a)	19,898	3,901	83,741	43,371
Convertible minority interests	356	5,301	3,588	17,942

FFO - Fully Converted (a)	20,254	9,202	87,329	61,313
Termination costs - discontinued operations	67	—	9,851	—
Deferred tax benefit on termination costs - discontinued operations	(26)	—	(3,842)	—
Planning costs - New Orleans Jazz District	950	—	3,005	—
Deferred tax benefit on planning costs - New Orleans Jazz District	(132)	—	(612)	—
Loss on early extinguishment of debt - continuing operations	2,150	6,540	2,150	6,540
Loss on early extinguishment of debt - discontinued operations	63	1,575	1,000	1,575

Comparable FFO	$23,326	$17,317	$98,881	$69,428

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.30	$0.33	$1.41	$1.55

Weighted-average fully converted shares and units outstanding	77,926	52,763	70,367	44,807

(a)	FFO and FFO - Fully Converted have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains and other transactions have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•

Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $67 and $9,851 for the three months and year ended December 31, 2006, respectively.

•	Deferred tax benefit on termination costs included in discontinued operations amounted to $26 and $3,842 for the three months and year ended December 31, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $950 and $3,005 for the three months and year ended December 31, 2006, respectively.

•

Deferred tax benefit on planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $132 and $612 for the three months and year ended December 31, 2006, respectively.

•

Loss on early extinguishment of debt from continuing operations amounted to $2,150 and $6,540 for the three months ended December 31, 2006 and 2005, respectively and $2,150 and $6,540 for the years ended December 31, 2006 and 2005, respectively.

•

Loss on early extinguishment of debt from discontinued operations amounted to $63 and $1,575 for the three months ended December 31, 2006 and 2005, respectively and $1,000 and $1,575 for the years ended December 31, 2006 and 2005, respectively.

Supplemental Financial Information

December 31, 2006

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate	Spread over LIBOR		Loan Amount	Maturity Date (a)
Bank Credit Facility	N/A	6.85%	175 bp		$115,000	November 2010
CMBS Floating Rate	6	6.20%	85 bp		292,494	November 2010
CMBS Fixed Rate	3	5.43%	Fixed		201,777	July 2011
InterContinental Chicago	1	5.66%	31 bp		121,000	October 2011
InterContinental Miami	1	6.08%	73 bp		90,000	October 2011
InterContinental Prague	1	4.88%	150 bp	(b)	87,788	July 2008
Westin St. Francis	1	6.05%	70 bp		220,000	August 2011
Marriott London Grosvenor Square	1	6.36%	110 bp	(c)	151,256	October 2013
Fairmont Scottsdale	1	5.96%	61 bp		270,000	September 2011
Other debt	1	8.75%	350 bp		8,550	December 2015

					$1,557,865

(a) Includes extension options
(b) Spread over EURIBOR	Weighted average interest rate				5.99%

(c) Spread over GBP LIBOR	Weighted average interest rate including swaps				5.74%

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
July 2004	3.62%	$96,000	June 2007
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	$50,000	June 2012
June 2006	5.50%	$75,000	June 2013
August 2006	5.34%	$100,000	August 2011
August 2006	5.42%	$100,000	August 2013
September 2006	5.08%	$100,000	February 2011
September 2006	5.10%	$100,000	December 2010
September 2006	5.09%	$100,000	September 2009

	4.87%	$871,000

At December 31, 2006, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amounts (in thousands)
2007	$6,194
2008	177,869
2009	3,421
2010	415,142
2011	803,501
Thereafter	151,738

Total	$1,557,865

Financing Transactions in 2006:

On May 25, 2006 and August 28, 2006, we amended the bank credit facility to increase the revolving loan to $150.0 million and $225.0 million, respectively.

On June 28 and August 25, 2006 we received draws of $90.0 million and $38.3 million, respectively, and on July 14 and September 7, 2006 we repaid $13.3 million and $42.5 million, respectively on the CMBS Floating Rate debt.

On July 6, 2006, we entered into a $220.0 million mortgage loan secured by, among other things, the Westin St. Francis hotel.

On August 3, 2006, we assumed €68.3 million in debt and a related interest rate cap in connection with the purchase of our joint venture paretner’s 65% interest in the entity that owns the InterContinental Prague hotel.

On August 31, 2006 we entered into a £77.3 million mortgage loan, secured by the Marriott Grosvenor Square hotel.

On September 1, 2006 we entered into a $270.0 million mortgage loan, secured by the Fairmont Scottsdale Princess hotel.

During the year ended December 31, 2006 we executed an aggregate $575.0 million in corporate interest rate swap agreements.

On October 6, 2006 and October 20, 2006, the InterContinental Floating Rate debt was refinanced and amended, respectively. The aggregate principal amount is $211.0 million.

On October 6, 2006, the ventures that own the InterContinental Chicago and Miami hotels purchased interest rate caps with notional amounts covering the entire $211.0 million of the floating rate loans.

Supplemental Financial Information

December 31, 2006

PORTFOLIO DATA

Portfolio at December 31, 2006

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD December 2006 Property EBITDA	QTD December 2006 Property EBITDA
United States:
Westin St. Francis (a)	San Francisco, CA	1,195	12%	10%	6,337
InterContinental Chicago (b)	Chicago, IL	792	8%	10%	6,336
Hyatt Regency Phoenix	Phoenix, AZ	696	7%	4%	2,170
Fairmont Chicago	Chicago, IL	685	7%	6%	3,988
Hotel del Coronado (c)	Coronado, CA (San Diego)	679	7%	8%	4,768
Fairmont Scottsdale Princess (d)	Scottsdale, AZ	651	7%	11%	6,741
InterContinental Miami (b)	Miami, FL	641	6%	5%	2,842
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	4%	4%	2,774
Ritz-Carlton Laguna Niguel (e)	Dana Point, CA	393	4%	6%	3,445
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	4%	2,344
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	3%	4%	2,668
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	-1%	(383)
Four Seasons Washington, D.C. (f)	Washington, D.C.	211	2%	5%	2,905

Total United States		7,354	74%	76%	46,935

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	2%	3%	2,138
Four Seasons Punta Mita Resort	Punta Mita, Mexico	145	1%	7%	4,281

Total Mexican		385	3%	10%	6,419

European:
InterContinental Prague (g)	Prague, Czech Republic	372	4%	6%	3,580
Marriott Hamburg (h)	Hamburg, Germany	277	3%	N/A	N/A
Marriott London Grosvenor Square (i)	London, England	236	2%	8%	4,688
Paris Marriott Champs Elysees (h)	Paris, France	192	2%	N/A	N/A

Total European		1,077	11%	14%	8,268

Assets Under Redevelopment:
Hyatt Regency New Orleans (j)	New Orleans, LA	1,184	12%	N/A	N/A

Total Assets Under Redevelopment		1,184	12%	0%	N/A

		10,000	100%	100%	61,622

(a)	On June 1, 2006, we purchased the Westin St. Francis.
(b)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.
(c)	On January 9, 2006 we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(d)	On September 1, 2006, we purchased the Fairmont Scottsdale Princess hotel.
(e)	On July 7, 2006, we purchased the Ritz-Carlton Laguna Niguel.
(f)	On March 1, 2006, we purchased the Four Seasons Washington, D.C.
(g)	On August 3, 2006 we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague.
(h)	As we have leasehold interests in these properties, we have not included them in the percentage of Property EBITDA calculation above.
(i)	On August 31, 2006, we purchased the Marriott London Grosvenor Square.
(j)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Hilton Burbank Airport and Convention Center and Marriott Rancho Las Palmas as their results of operations were reclassified to discontinued operations; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Hotel del Coronado (January 9, 2006), Four Seasons Washington, D.C. (March 1, 2006), Westin St. Francis (June 1, 2006) Ritz-Carlton Laguna Niguel (July 7, 2006), Marriott London Grosvenor Square (August 31, 2006) and Fairmont Scottsdale Princess (September 1, 2006).

United States Hotels (as of December 31, 2006)

Acquisition property revenues - 5 Properties and 3,129 Rooms

Same store property revenues - 8 Properties and 4,225 Rooms

	Three Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	Total
Acquisition property revenues (a)	$31,667	$59,198	$111,663	$122,675	$325,203
Acquisition property revenues (b)	86,784	66,307	9,830	—	162,921
Same store property revenues	94,247	105,914	99,736	104,990	404,887

Total pro forma revenues	$212,698	$231,419	$221,229	$227,665	$893,011
Pro forma seasonality %	23.8%	25.9%	24.8%	25.5%	100.0%

Mexican Hotels (as of December 31, 2006)

Same store property revenues - 2 Properties and 385 Rooms

	Three Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	Total
Same store property revenues	$20,119	$17,338	$12,233	$19,978	$69,668
Same store seasonality %	28.9%	24.9%	17.5%	28.7%	100.0%

Total North American Hotels (as of December 31, 2006)

Acquisition property revenues - 5 Properties and 3,129 Rooms

Same store property revenues - 10 Properties and 4,610 Rooms

	Three Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	Total
Acquisition property revenues (a)	$31,667	$59,198	$111,663	$122,675	$325,203
Acquisition property revenues (b)	86,784	66,307	9,830	—	162,921
Same store property revenues	114,366	123,252	111,969	124,968	474,555

Total pro forma revenues	$232,817	$248,757	$233,462	$247,643	$962,679
Pro forma seasonality %	24.2%	25.8%	24.3%	25.7%	100.0%

European Hotels (as of December 31, 2006)

Acquisition property revenues - 1 Property and 236 Rooms

Same store property revenues - 3 Properties and 841 Rooms

	Three Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	Total
Acquisition property revenues (a)	$—	$—	$3,705	$12,005	$15,710
Acquisition property revenues (b)	7,140	9,082	6,143	—	22,365
Same store property revenues	17,303	25,814	27,433	23,353	93,903

Total pro forma revenues	$24,443	$34,896	$37,281	$35,358	$131,978
Pro forma seasonality %	18.5%	26.4%	28.3%	26.8%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of Hotel del Coronado, Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the three months ended December 31, 2006 and 2005; exclusion of InterContinental Chicago, InterContinental Miami, Fairmont Chicago, Hotel del Coronado and Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the years ended December 31, 2006 and 2005; (ii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iii) exclusion of Embassy Suites Lake Buena Vista Resort, Marriott Schaumburg, Marriott Rancho Las Palmas and Hilton Burbank Airport and Convention Center as these properties results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2006)

8 Properties (three month period) and 5 Properties (year end period)

4,225 Rooms (three month period) and 2,107 (year end period)

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$201.43	$186.90	7.8%		$198.45	$185.66	6.9%
Average Occupancy	69.6%	67.5%	2.1	pts	71.5%	70.8%	0.7	pts
RevPAR	$140.18	$126.15	11.1%		$141.90	$131.45	7.9%
Total RevPAR	$264.81	$247.23	7.1%		$286.32	$268.52	6.6%
Property EBITDA Margin	21.7%	23.6%	(1.9	) pts	23.2%	22.2%	1.0	pts

Mexican Hotels (as of December 31, 2006)

2 Properties

385 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$433.09	$383.37	13.0%		$430.67	$369.90	16.4%
Average Occupancy	72.6%	70.0%	2.6	pts	68.2%	70.4%	(2.2	) pts
RevPAR	$314.40	$268.22	17.2%		$293.54	$260.47	12.7%
Total RevPAR	$564.03	$454.55	24.1%		$496.03	$444.21	11.7%
Property EBITDA Margin	32.1%	27.8%	4.3	pts	33.1%	30.1%	3.0	pts

North American Same Store Hotels (as of December 31, 2006)

10 Properties (three month period) and 7 Properties (year end period)

4,610 Rooms (three month period) and 2,492 Rooms (year end period)

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$221.18	$203.28	8.8%		$232.89	$213.69	9.0%
Average Occupancy	69.8%	67.7%	2.1	pts	71.0%	70.7%	0.3	pts
RevPAR	$154.47	$137.61	12.3%		$165.32	$151.16	9.4%
Total RevPAR	$289.34	$263.95	9.6%		$318.72	$295.37	7.9%
Property EBITDA Margin	23.3%	24.2%	(0.9	) pts	25.6%	24.0%	1.6	pts

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

European Same Store Hotels (as of December 31, 2006)

3 Properties

841 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$253.82	$206.77	22.8%		$260.25	$238.67	9.0%
Average Occupancy	80.8%	80.0%	0.8	pts	83.6%	80.1%	3.5	pts
RevPAR	$205.06	$165.50	23.9%		$217.60	$191.16	13.8%
Total RevPAR	$301.83	$244.55	23.4%		$305.91	$268.41	14.0%
Property EBITDA Margin	33.5%	38.3%	(4.8	)pts	38.1%	40.6%	(2.5	)pts

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months and years ended December 31, 2006 and 2005. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
FAIRMONT CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$17,748	$16,289	9.0%		$65,970	N/A	N/A
Property EBITDA	$3,988	$3,990	(0.1)%		$14,501	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2005, average occupancy was 73.0%, ADR was $189.49, RevPAR was $138.41 and Total RevPAR was $238.52.):

Rooms	685	691	(6)		685	N/A	N/A
Average occupancy	71.3%	69.4%	1.9	pts	74.9%	N/A	N/A
ADR	$225.95	$208.78	8.2%		$209.23	N/A	N/A
RevPAR	$161.11	$144.96	11.1%		$156.74	N/A	N/A
Total RevPAR	$281.62	$256.23	9.9%		$262.58	N/A	N/A

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$23,908	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$6,741	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 70.6%, ADR was $216.38, RevPAR was $152.68 and Total RevPAR was $383.54. For the year ended December 31, 2006, average occupancy was 76.4%, ADR was $229.62, RevPAR was $175.50 and Total RevPAR was $401.83. For the year ended December 31, 2005, average occupancy was 76.1%, ADR was $215.79, RevPAR was $164.23 and Total RevPAR was $383.43.)

Rooms	651	N/A	N/A		N/A	N/A	N/A
Average occupancy	71.2%	N/A	N/A		N/A	N/A	N/A
ADR	$238.31	N/A	N/A		N/A	N/A	N/A
RevPAR	$169.68	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$399.19	N/A	N/A		N/A	N/A	N/A

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$13,785	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$2,905	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 66.1%, ADR was $455.64, RevPAR was $300.98 and Total RevPAR was $580.31. For the year ended December 31, 2006, average occupancy was 70.0%, ADR was $495.72, RevPAR was $347.07 and Total RevPAR was $635.57. For the year ended December 31, 2005, average occupancy was 37.6%, ADR was $498.69, RevPAR was $187.31 and Total RevPAR was $386.61.):

Rooms	211	N/A	N/A		N/A	N/A	N/A
Average occupancy	71.8%	N/A	N/A		N/A	N/A	N/A
ADR	$503.40	N/A	N/A		N/A	N/A	N/A
RevPAR	$361.47	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$710.13	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

	Three Months Ended December 31				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership. Amounts below are 100% of operations, of which SHR owns 45%.):
Total revenues	$31,220	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$10,596	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 71.2%, ADR was $283.94, RevPAR was $202.17 and Total RevPAR was $455.53. For the year ended December 31, 2006, average occupancy was 80.0%, ADR was $337.56, RevPAR was $270.18 and Total RevPAR was $544.31. For the year ended December 31, 2005, average occupancy was 81.3%, ADR was $309.76, RevPAR was $251.95 and Total RevPAR was $507.20.):

Rooms	679	N/A	N/A		N/A	N/A	N/A
Average occupancy	70.1%	N/A	N/A		N/A	N/A	N/A
ADR	$310.91	N/A	N/A		N/A	N/A	N/A
RevPAR	$218.09	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$499.78	N/A	N/A		N/A	N/A	N/A

HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$10,389	$9,218	12.7%		$41,062	$38,077	7.8%
Property EBITDA	$2,774	$1,313	111.3%		$10,854	$8,247	31.6%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	77.2%	66.4%	10.8	pts	77.3%	76.4%	0.9	pts
ADR	$169.55	$161.82	4.8%		$180.39	$163.83	10.1%
RevPAR	$130.95	$107.46	21.9%		$139.50	$125.10	11.5%
Total RevPAR	$269.51	$239.13	12.7%		$268.49	$248.98	7.8%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$9,206	$9,333	(1.4)%		$37,643	$36,169	4.1%
Property EBITDA	$2,170	$2,102	3.2%		$9,963	$8,911	11.8%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	58.0%	61.8%	(3.8	) pts	66.4%	64.9%	1.5	pts
ADR	$142.92	$135.55	5.4%		$136.03	$133.31	2.0%
RevPAR	$82.91	$83.83	(1.1)%		$90.35	$86.58	4.4%
Total RevPAR	$143.77	$145.76	(1.4)%		$148.18	$142.38	4.1%

INTERCONTINENTAL CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$19,550	$16,923	15.5%		$72,249	N/A	N/A
Property EBITDA	$6,336	$5,776	9.7%		$23,523	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2005, average occupancy was 72.9%, ADR was $182.50, RevPAR was $133.03 and Total RevPAR was $207.70.):

Rooms	792	807	(15)		792	N/A	N/A
Average occupancy	79.6%	72.1%	7.5	pts	79.9%	N/A	N/A
ADR	$222.55	$196.21	13.4%		$205.40	N/A	N/A
RevPAR	$177.17	$141.55	25.2%		$164.16	N/A	N/A
Total RevPAR	$268.31	$227.94	17.7%		$249.93	N/A	N/A

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
INTERCONTINENTAL MIAMI
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,502	$10,816	6.3%		$46,579	N/A	N/A
Property EBITDA	$2,842	$2,746	3.5%		$12,589	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2005, average occupancy was 72.0%, ADR was $154.04, RevPAR was $110.89 and Total RevPAR was $190.62.):

Rooms	641	641	—		641	N/A	N/A
Average occupancy	65.3%	66.4%	(1.1	) pts	67.3%	N/A	N/A
ADR	$171.07	$164.89	3.7%		$174.03	N/A	N/A
RevPAR	$111.74	$109.52	2.0%		$117.14	N/A	N/A
Total RevPAR	$195.04	$183.41	6.3%		$199.09	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,100	$9,479	6.6%		$45,390	$42,784	6.1%
Property EBITDA	$2,668	$2,785	(4.2)%		$14,267	$13,921	2.5%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	74.5%	69.9%	4.6	pts	84.1%	83.1%	1.0	pts
ADR	$266.40	$261.20	2.0%		$279.74	$263.34	6.2%
RevPAR	$198.41	$182.63	8.6%		$235.15	$218.81	7.5%
Total RevPAR	$321.00	$301.26	6.6%		$363.61	$342.74	6.1%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$12,642	$12,960	(2.5)%		$40,138	$38,474	4.3%
Property EBITDA	$2,344	$2,448	(4.2)%		$7,478	$6,259	19.5%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	65.0%	67.8%	(2.8	) pts	64.1%	66.7%	(2.6	) pts
ADR	$138.62	$124.04	11.8%		$136.65	$121.57	12.4%
RevPAR	$90.03	$84.04	7.1%		$87.53	$81.14	7.9%
Total RevPAR	$290.17	$297.27	(2.4)%		$283.47	$271.18	4.5%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information :
Total revenues	$13,853	$13,488	2.7%		$55,852	$50,973	9.6%
Property EBITDA	$(383)	$2,057	(118.6)%		$8,578	$8,508	0.8%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	65.9%	63.8%	2.1	pts	70.3%	67.4%	2.9	pts
ADR	$341.78	$336.71	1.5%		$343.86	$328.99	4.5%
RevPAR	$225.08	$214.87	4.8%		$241.81	$221.71	9.1%
Total RevPAR	$576.92	$561.72	2.7%		$586.28	$535.07	9.6%

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

	Three Months Ended December 31,			Years Ended December 31,
	2006	2005	Change	2006	2005	Change
RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$17,936	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$3,445	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 41.2%, ADR was $296.66, RevPAR was $122.31 and Total RevPAR was $340.92. For the year ended December 31, 2006, average occupancy was 69.0%, ADR was $371.41, RevPAR was $256.21 and Total RevPAR was $536.01. For the year ended December 31, 2005, average occupancy was 48.1%, ADR was $333.75, RevPAR was $160.63 and Total RevPAR was $358.37.):

Rooms	393	N/A	N/A	N/A	N/A	N/A
Average occupancy	64.7%	N/A	N/A	N/A	N/A	N/A
ADR	$337.30	N/A	N/A	N/A	N/A	N/A
RevPAR	$218.10	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$496.07	N/A	N/A	N/A	N/A	N/A

WESTIN ST. FRANCIS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$35,826	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$6,337	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 84.3%, ADR was $179.01, RevPAR was $150.85 and Total RevPAR was $301.97. For the year ended December 31, 2006, average occupancy was 79.5%, ADR was $201.20, RevPAR was $159.85 and Total RevPAR was $302.38. For the year ended December 31, 2005, average occupancy was 83.4%, ADR was $176.44, RevPAR was $147.15 and Total RevPAR was $274.33.):

Rooms	1,195	N/A	N/A	N/A	N/A	N/A
Average occupancy	78.7%	N/A	N/A	N/A	N/A	N/A
ADR	$212.98	N/A	N/A	N/A	N/A	N/A
RevPAR	$167.52	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$325.87	N/A	N/A	N/A	N/A	N/A

HYATT REGENCY NEW ORLEANS
Selected Financial Information (For 2006, no financial information is provided as the hotel is under redevelopment):
Total revenues	N/A	N/A	N/A	N/A	$40,011	N/A
Property EBITDA	N/A	N/A	N/A	N/A	$9,790	N/A

Selected Operating Information (For 2006 and the three months ended December 31, 2005, no statistics are provided as the hotel is under redevelopment. The number of rooms for the year ended December 31, 2005 was calculated using an average rate assuming no rooms were in use for the months of September through December due to the hurricane.):

Rooms	N/A	N/A	N/A	N/A	779	N/A
Average occupancy	N/A	N/A	N/A	N/A	59.6%	N/A
ADR	N/A	N/A	N/A	N/A	$140.59	N/A
RevPAR	N/A	N/A	N/A	N/A	$83.80	N/A
Total RevPAR	N/A	N/A	N/A	N/A	$140.80	N/A

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$7,357	$6,281	17.1%		$23,239	$22,777	2.0%
Property EBITDA	$2,138	$1,466	45.8%		$5,297	$4,941	7.2%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	68.6%	67.0%	1.6	pts	60.8%	64.7%	(3.9	) pts
ADR	$242.75	$224.25	8.2%		$239.15	$220.72	8.3%
RevPAR	$166.45	$150.22	10.8%		$145.42	$142.86	1.8%
Total RevPAR	$333.20	$284.47	17.1%		$265.29	$260.01	2.0%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$12,621	$9,610	31.3%		$46,429	$38,835	19.6%
Property EBITDA	$4,281	$2,957	44.8%		$17,776	$13,623	30.5%

Selected Operating Information:
Rooms	145	140	5		145	140	5
Average occupancy	79.3%	75.1%	4.2	pts	80.4%	80.2%	0.2	pts
ADR	$705.66	$626.81	12.6%		$670.90	$576.34	16.4%
RevPAR	$559.29	$470.50	18.9%		$539.05	$462.10	16.7%
Total RevPAR	$946.10	$746.12	26.8%		$878.51	$759.98	15.6%

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

	Three Months Ended December 31,				Years Ended December 31,
	2006	2005	Change		2006	2005	Change
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHR owned 35% prior to August 3, 2006):
Total revenues	$9,176	$7,866	16.7%		$35,698	$33,609	6.2%
Property EBITDA	$3,580	$3,618	(1.1)%		$14,891	$15,364	(3.1)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	77.5%	81.2%	(3.7	) pts	81.0%	80.1%	0.9	pts
ADR	$202.82	$172.50	17.6%		$205.56	$198.93	3.3%
RevPAR	$157.10	$140.11	12.1%		$166.49	$159.31	4.5%
Total RevPAR	$268.12	$229.84	16.7%		$262.91	$247.53	6.2%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,205	$4,564	14.0%		$20,805	$17,183	21.1%
Property EBITDA	$1,335	$1,219	9.5%		$5,225	$5,005	4.4%

Selected Operating Information:
Rooms	277	277	—		277	277	—
Average occupancy	80.6%	80.4%	0.2	pts	84.4%	78.8%	5.6	pts
ADR	$173.56	$147.04	18.0%		$169.83	$146.42	16.0%
RevPAR	$139.96	$118.15	18.5%		$143.29	$115.39	24.2%
Total RevPAR	$204.25	$179.09	14.0%		$205.78	$169.95	21.1%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$12,005	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$4,688	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2005, average occupancy was 73.7%, ADR was $320.84, RevPAR was $236.42 and Total RevPAR was $409.49. For the year ended December 31, 2006, average occupancy was 80.9%, ADR was $350.79, RevPAR was $283.94 and Total RevPAR was $442.00. For the year ended December 31, 2005, average occupancy was 76.9%, ADR was $303.52, RevPAR was $233.39 and Total RevPAR was $347.03.):

Rooms	236	N/A	N/A		N/A	N/A	N/A
Average occupancy	80.5%	N/A	N/A		N/A	N/A	N/A
ADR	$379.74	N/A	N/A		N/A	N/A	N/A
RevPAR	$305.60	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$552.92	N/A	N/A		N/A	N/A	N/A

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$8,972	$6,491	38.2%		$37,400	$31,600	18.4%
Property EBITDA	$2,903	$2,405	20.7%		$15,699	$13,091	19.9%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	87.5%	77.3%	10.2	pts	87.6%	82.0%	5.6	pts
ADR	$448.08	$366.09	22.4%		$483.91	$441.84	9.5%
RevPAR	$391.91	$283.00	38.5%		$423.82	$362.18	17.0%
Total RevPAR	$507.93	$367.47	38.2%		$533.68	$450.91	18.4%

Supplemental Financial Information

Three Months and Years Ended December 31, 2006 and 2005

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2006		2005		2006		2005
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago (a)	$3,988	$3,988	$3,990	$3,990	$14,501	$14,501	$—	$6,357
Fairmont Scottsdale Princess (a)	6,741	6,741	—	—	—	7,995	—	—
Four Seasons Washington, D.C. (a)	2,905	2,905	—	—	—	9,156	—	—
Hotel del Coronado (b)	10,596	—	—	—	—	—	—	—
Hyatt Regency La Jolla at Aventine	2,774	2,774	1,313	1,313	10,854	10,854	8,247	8,247
Hyatt Regency Phoenix	2,170	2,170	2,102	2,102	9,963	9,963	8,911	8,911
InterContinental Chicago (a)	6,336	6,336	5,776	5,776	23,523	23,523	—	18,299
InterContinental Miami (a)	2,842	2,842	2,746	2,746	12,589	12,589	—	6,439
Loews Santa Monica Beach Hotel	2,668	2,668	2,785	2,785	14,267	14,267	13,921	13,921
Marriott Lincolnshire Resort	2,344	2,344	2,448	2,448	7,478	7,478	6,259	6,259
Ritz-Carlton Half Moon Bay	(383)	(383)	2,057	2,057	8,578	8,578	8,508	8,508
Ritz-Carlton Laguna Niguel (a)	3,445	3,445	—	—	—	10,774	—	—
Westin St. Francis (a)	6,337	6,337	—	—	—	16,026	—	—
Hyatt Regency New Orleans	—	(770)	—	(172)	—	(2,890)	9,790	9,790
Four Seasons Mexico City	2,138	2,138	1,466	1,466	5,297	5,297	4,941	4,941
Four Seasons Punta Mita Resort	4,281	4,281	2,957	2,957	17,776	17,776	13,623	13,623
InterContinental Prague (c)	3,580	3,872	3,618	—	14,891	6,624	15,364	—
Marriott Hamburg (d)	1,335	257	1,219	48	5,225	733	5,005	135
Marriott London Grosvenor Square (a)	4,688	4,688	—	—	—	6,032	—	—
Paris Marriott Champs Elysees (d)	2,903	1,143	2,405	236	15,699	5,384	13,091	2,888

	$71,688	$57,776	$34,882	$27,752	$160,641	$184,660	$107,660	$108,318

Adjustments:
Corporate expenses		$(7,030)		$(6,237)		$(25,383)		$(21,023)
Interest income		999		942		4,263		2,005
Loss on early extinguishment of debt		(2,150)		(6,540)		(2,150)		(6,540)
Equity in (losses) earnings of joint ventures		(1,320)		503		(1,066)		2,818
Other income, net		712		1,195		4,400		5,541
(Loss) income from discontinued operations (excluding minority interest)		(475)		21,502		87,760		25,768
Depreciation and amortization - discontinued operations		—		1,555		2,535		8,853
Interest expense - discontinued operations		(63)		999		1,855		4,702
Income taxes - discontinued operations		—		(1,103)		(3,981)		(1,103)
Minority interest expense in consolidated affiliates		(32)		—		(763)		—
Adjustments from consolidated affiliates		(1,014)		—		(4,310)		—
Adjustments from unconsolidated affiliates		5,912		1,031		27,431		4,166
Other adjustments		—		(34)		(199)		(30)

EBITDA		$53,315		$41,565		$275,052		$133,475

(a)	We have included the results of hotels acquired in Property EBITDA above for our period of ownership.
(b)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in Coronado, California (San Diego). We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On August 3, 2006, we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. Prior to August 3, 2006 our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations.
(d)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information

December 31, 2006

2007 Guidance

(in millions, except per share data)

Operational Guidance	Three Months Ended March 31, 2007		Year Ended December 31, 2007
	Low Range	High Range	Low Range	High Range
North American same store Total RevPAR growth	6.5%	7.5%	5.5%	6.5%
North American same store RevPAR growth	8.5%	9.5%	6.5%	7.5%

Total North American Total RevPAR growth	4.5%	5.5%	6.5%	7.5%
Total North American RevPAR growth	6.5%	7.5%	7.5%	8.5%

	Three Months Ended March 31, 2007		Year Ended December 31, 2007
Comparable FFO Guidance	Low Range	High Range	Low Range	High Range
Net (loss) income available to common shareholders	$(7.3)	$(4.8)	$16.1	$23.5
Depreciation and amortization	27.1	27.1	99.9	99.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.3	0.3	1.3	1.3
Minority interests adjustments	—	—	0.7	0.8
Adjustments from consolidated affiliates	(0.5)	(0.5)	(2.1)	(2.1)
Adjustments from unconsolidated affiliates	1.5	1.5	6.0	6.0

Comparable FFO	$20.0	$22.5	$117.3	$124.8

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.26	$0.29	$1.50	$1.60

	Three Months Ended March 31, 2007		Year Ended December 31, 2007
Comparable EBITDA Guidance	Low Range	High Range	Low Range	High Range
Net (loss) income available to common shareholders	$(7.3)	$(4.8)	$16.1	$23.5
Depreciation and amortization	27.1	27.1	99.9	99.9
Interest expense	21.0	21.0	86.9	86.9
Income taxes	0.5	0.5	9.0	9.0
Minority interests	—	—	0.7	0.8
Adjustments from consolidated affiliates	(1.0)	(1.0)	(4.1)	(4.1)
Adjustments from unconsolidated affiliates	6.4	6.4	26.0	26.0
Preferred shareholder dividends	7.5	7.5	29.8	29.8
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)

Comparable EBITDA	$53.1	$55.6	$259.7	$267.2